UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04182

Name of Fund:  Merrill Lynch International Value Fund of Mercury Funds II

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch International Value Fund of Mercury Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
International Value Fund
Of Mercury Funds II


Semi-Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch International Value Fund
Of Mercury Funds II
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch International Value Fund


Portfolio Information as of December 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Toyota Motor Corp.                                 2.8%
Total SA                                           2.6
HBOs Plc                                           2.4
ENI SpA                                            2.4
Siemens AG                                         2.3
RWE AG                                             2.3
Fortum Oyj                                         2.3
E.ON AG                                            2.3
ING Groep NV CVA                                   2.3
UniCredito Italiano SpA                            2.2



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                  22.9%
Oil, Gas & Consumable Fuels                       10.0
Insurance                                          8.0
Electric Utilities                                 6.5
Automobiles                                        6.1

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                             21.2%
United Kingdom                                    19.6
Germany                                           12.7
France                                             9.5
Italy                                              7.5
Switzerland                                        4.0
Australia                                          3.9
Netherlands                                        3.4
Norway                                             2.9
Taiwan                                             2.6
Finland                                            2.3
South Korea                                        2.2
Sweden                                             2.0
Singapore                                          1.7
Belgium                                            1.2
Hungary                                            1.2
Spain                                              1.1
Other*                                             1.0

* Includes portfolio holdings in short-term investments and other interests.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



A Letter From the President



Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund provided positive total returns for the period as we continued to uncover attractive investment opportunities throughout Europe and Japan.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Merrill Lynch International Value Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +12.25%, +11.78%, +11.82%, +12.40% and +12.13%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index, returned +14.88%, while the Lipper International Multi-Cap Value Funds category posted an average return of +14.82%. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. International multi-cap funds typically have a certain percentage of their assets invested in companies strictly outside the United States.)

International equity markets generally performed well during the second half of 2005. After a slow start at the beginning of 2005, shares of Japanese companies rallied strongly in the third quarter, driven by improved corporate profitability and a recovery from all-time low valuations. The clear outcome of the September re-election of Prime Minister Koizumi, with an even stronger mandate for reform, was considered a roaring success by investors and led the way for the strongest bull market Japan has seen in approximately 20 years. European markets continued their upward trend amid the strong global economy, low interest rates and robust corporate earnings.


What factors most influenced Fund performance?

Poor stock selection in Japan was the primary negative contributor to Fund performance. The Japanese equity market rose more than 40% in the past six months, recording its best performance since 1973. Most of the Fund's underperformance occurred in the fourth quarter, as activity across the Japanese market changed dramatically. Stocks with low valuations, which significantly outperformed high-valuation shares in recent years and over the past 30 years, became unfashionable. The market was largely dominated by the stocks of relatively expensive and speculative companies. Consequently, the performance of the Fund's holdings in Japan (which tend to be low valuation shares) lagged in the fourth quarter.

From a sector perspective, the Fund's relative results were hindered by a significant underweight position in the materials sector, which rose 28% as a result of high commodity prices, and an overweight position in energy as oil prices declined later in the period.

Fund performance also was hindered by adverse stock selection within the retail sector, highlighted by disappointing performance on the part of KESA Electricals Plc, an electronics retailer; Carrefour, SA, a French hypermarket; and Koninklijke Ahold NV, a Dutch food retailer. KESA and Carrefour suffered due to a sluggish retail environment in Europe that has led to increased competition and limited pricing power. Shares of Koninklijke Ahold fell amid concerns that the restructuring of its business in the United States would reduce the company's profit margins. Also hampering performance relative to the benchmark were the portfolio's holdings in Belgacom SA, a Belgian telecommunications provider; Enel SpA., an Italian multi-utility; and Royal Bank of Scotland.

Conversely, the Fund's best-performing stocks were two Japanese financial companies, Mitsubishi UFJ Financial Group, Inc. (MUFG) and Sumitomo Mitsui Financial Group, Inc. These banks benefited from an improving Japanese economy and domestic reflation. The Fund's holdings in European financials also enhanced relative returns, with robust performance from UniCredito Italiano SpA, an Italian bank; Credit Suisse Group, an investment bank; and Investor AB, a Swedish investment company. Unicredito performed well after its operating results showed decent volume and loan growth, with the underlying Italian business performing well. In addition, the market enthusiastically received the company's acquisition of German bank HVB, which should enable the bank to consolidate its strong position in the rapidly growing banking markets in central and eastern Europe. Shares of Credit Suisse Group rose after the company's solid results reflected the favorable trading environment and continued improvement in its troubled investment bank arm, CSFB. Investor AB benefited from the strong performance of its underlying portfolio of investments. Other positive contributors to Fund performance included BAE Systems Plc, a U.K. defense contractor; Arcelor, a steel producer in Luxembourg; and Toyota Motor Corp., a Japanese automobile manufacturer.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



What changes were made to the portfolio during the period?

For the most part, portfolio transactions during the past six months were driven by stock-specific considerations rather than an overriding investment theme. We took profits in some holdings that had outperformed. Within the materials sector, we exited positions in Arcelor, Holcim Ltd. and PaperlinX Ltd. after they performed strongly and reached our price targets. We also reduced the Fund's weighting in the commercial services and supplies sector by taking profits in Buhrmann NV, a Dutch office stationary company; Toppan Printing Co., Ltd. in Japan; and GlaxoSmithKline Plc in the pharmaceutical sector.

During the period, we added to our holdings in the insurance sector through the purchases of Allianz AG, Aviva Plc and Zurich Financial Services. In addition, we established new positions in three Asian technology companies, Lite-On Technology Corp., Samsung Electronics Co., Ltd. and Canon, Inc., given the stocks' attractive valuations.


How would you characterize the Fund's position at the close of the period?

Relative to the benchmark MSCI EAFE Index, the Fund ended the period overweight in financials, underweight in growth and cyclical stocks, and neutral in defensive sectors. Specifically, the portfolio was overweight in banks, insurance, diversified financials, energy, utilities and automobile manufacturers, and underweight in pharmaceuticals, food, beverage & tobacco, media and materials.

Business confidence has risen markedly in Continental Europe, recently signaling that economic growth has picked up after the slowdown in the first half of the year. The corporate sector is now in good shape after years of restructuring (which is ongoing). Companies have been focused on cost cutting and corporate efficiency but are increasingly looking for suitable acquisition candidates now that they have regained balance sheet strength. Earnings growth among European companies is still strong and earnings revisions remain positive. Despite their strong performance, the valuations of European stocks remain attractive, and in the absence of a shock from an external source, we anticipate that European equities will continue to perform well.

The Japanese economy has delivered a series of positive surprises, with capital spending, corporate profitability and employment pointing to a sustained domestic recovery. Japanese government bond yields have risen in anticipation of a stronger economy. While corporate profits were robust in the first half of 2005, we are concerned that after three years of expansion, companies' operating profit margins will begin to decline. This most likely will reduce the pace of profit growth for companies through 2006. After the 40% rally in the Japanese market over the last six months of 2005, share prices on average are no longer deeply undervalued, though they remain inexpensive relative to bonds.


James A. Macmillan
Vice President and Senior Portfolio Manager


Rob Weatherston
Vice President and Portfolio Manager


January 19, 2006



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year.Class R Shares are available only to certain retirement plans.

The returns for Class A, Class B, Class C and Class R Shares, prior to their respective inception dates (June 2, 1999, October 6, 2000, October 6, 2000 and January 3, 2003), are based upon performance of the Fund's Class I Shares. The returns for Class A, Class B, Class C and Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to each class of shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Performance Data (concluded)

Recent Performance Results

                                                        6-Month         12-Month         10-Year
As of December 31, 2005                               Total Return    Total Return     Total Return
ML International Value Fund--Class A Shares*             +12.25%         +10.95%         +127.76%
ML International Value Fund--Class B Shares*             +11.78          +10.08          +112.08
ML International Value Fund--Class C Shares*             +11.82          +10.07          +111.94
ML International Value Fund--Class I Shares*             +12.40          +11.22          +133.43
ML International Value Fund--Class R Shares*             +12.13          +10.69          +123.38
MSCI EAFE Index**                                        +14.88          +13.54          + 76.34

 * Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the
   Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** An unmanaged Index that measures the total returns of developed foreign stock markets in Europe,
   Australasia and the Far East (in U.S. dollars).



Average Annual Total Return


                                     Return Without      Return With
                                      Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 12/31/05                  +10.95%            +5.12%
Five Years Ended 12/31/05                + 6.66             +5.51
Ten Years Ended 12/31/05                 + 8.58             +8.00



                                         Return             Return
                                      Without CDSC     With CDSC++++++
Class B Shares++

One Year Ended 12/31/05                  +10.08%            +6.08%
Five Years Ended 12/31/05                + 5.84             +5.52
Ten Years Ended 12/31/05                 + 7.81             +7.81



                                         Return             Return
                                      Without CDSC     With CDSC++++++
Class C Shares++++

One Year Ended 12/31/05                  +10.07%            +9.07%
Five Years Ended 12/31/05                + 5.88             +5.88
Ten Years Ended 12/31/05                 + 7.80             +7.80



Class I Shares                                              Return

One Year Ended 12/31/05                                     +11.22%
Five Years Ended 12/31/05                                   + 6.92
Ten Years Ended 12/31/05                                    + 8.85



Class R Shares                                              Return

One Year Ended 12/31/05                                     +10.69%
Five Years Ended 12/31/05                                   + 6.51
Ten Years Ended 12/31/05                                    + 8.37

     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value        July 1, 2005 to
                                                        July 1,             December 31,          December 31,
                                                          2005                  2005                  2005
Actual

Class A                                                  $1,000              $1,122.50               $ 6.68
Class B                                                  $1,000              $1,117.80               $10.82
Class C                                                  $1,000              $1,118.20               $10.82
Class I                                                  $1,000              $1,124.00               $ 5.37
Class R                                                  $1,000              $1,121.30               $ 7.99

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,018.50               $ 6.36
Class B                                                  $1,000              $1,014.58               $10.29
Class C                                                  $1,000              $1,014.58               $10.29
Class I                                                  $1,000              $1,019.74               $ 5.11
Class R                                                  $1,000              $1,017.26               $ 7.60

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.27% for Class A, 2.06% for Class B, 2.06% for Class C, 1.02% for Class I and 1.52% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)



                                                      Shares
Country    Industry          Common Stocks              Held              Value

Australia--3.9%

           Commercial Banks--1.0%

           Australia & New Zealand Banking
           Group Ltd.                                792,307    $    13,919,700

           Food Products--1.0%

           Goodman Fielder Ltd. (d)                9,281,227         14,229,268

           Oil, Gas & Consumable Fuels--1.0%

           Santos Ltd.                             1,593,849         14,322,345

           Real Estate--0.9%

           Multiplex Group                         5,740,000         13,263,352

           Total Common Stocks in Australia                          55,734,665


Belgium--1.2%

           Diversified Telecommunication
           Services--1.1%

           Belgacom SA                               495,835         16,112,971

           Leisure Equipment & Products--0.1%

           AGFA-Gevaert NV                            53,230            967,555

           Total Common Stocks in Belgium                            17,080,526


Finland--2.3%

           Electric Utilities--2.3%

           Fortum Oyj                              1,727,634         32,279,273

           Total Common Stocks in Finland                            32,279,273


France--9.5%

           Automobiles--0.9%

           Peugeot SA                                229,255         13,169,358

           Commercial Banks--3.2%

           BNP Paribas                               308,002         24,831,839
           Credit Agricole SA                        653,972         20,526,781
                                                                 --------------
                                                                     45,358,620
           Construction & Engineering--1.1%

           Vinci SA                                  187,286         16,049,362

           Food & Staples Retailing--1.7%

           Carrefour SA                              505,693         23,609,107

           Oil, Gas & Consumable Fuels--2.6%

           Total SA                                  148,377         37,138,879

           Total Common Stocks in France                            135,325,326


Germany--12.8%

           Air Freight & Logistics--2.0%

           Deutsche Post AG                        1,135,284         27,425,295

           Commercial Banks--1.2%

           Deutsche Postbank AG                      288,663         16,684,148

           Diversified Telecommunication
           Services--1.2%

           Deutsche Telekom AG                     1,048,727         17,417,344

           Electric Utilities--2.3%

           E.ON AG                                   308,791         31,830,481

           Industrial Conglomerates--2.4%

           Siemens AG                                391,787         33,458,419

           Insurance--1.4%

           Allianz AG Registered Shares              130,564         19,703,647

           Multi-Utilities--2.3%

           RWE AG                                    452,555         33,389,930

           Total Common Stocks in Germany                           179,909,264



                                                      Shares
Country    Industry          Common Stocks              Held              Value

Hungary--1.3%

           Oil, Gas & Consumable
           Fuels--1.3%

           Mol Magyar Olaj- es Gazipari Rt.          188,346    $    17,556,594

           Total Common Stocks in Hungary                            17,556,594


Italy--7.6%

           Commercial Banks--3.3%

           Capitalia SpA                           2,730,722         15,750,820
           UniCredito Italiano SpA                 4,513,999         30,972,578
                                                                 --------------
                                                                     46,723,398

           Electric Utilities--1.9%

           Enel SpA                                3,326,888         26,025,527


           Oil, Gas & Consumable
           Fuels--2.4%

           ENI SpA                                 1,217,047         33,635,390

           Total Common Stocks in Italy                             106,384,315


Japan--21.4%

           Automobiles--5.2%

           Honda Motor Co., Ltd.                     377,800         21,541,930
           Nissan Motor Co., Ltd.                  1,223,600         12,388,393
           Toyota Motor Corp.                        766,700         39,754,334
                                                                 --------------
                                                                     73,684,657

           Beverages--1.8%

           Asahi Breweries Ltd.                    2,033,200         24,788,400

           Capital Markets--1.6%

           Mitsubishi UFJ Securities Co.           1,757,000         22,031,348

           Commercial Banks--3.5%

           Mitsubishi UFJ Financial Group, Inc.        2,044         27,708,210
           Sumitomo Mitsui Financial Group, Inc.       2,061         21,827,078
                                                                 --------------
                                                                     49,535,288

           Consumer Finance--1.1%

           Takefuji Corp.                            236,700         16,063,433

           Household Durables--1.1%

           Sekisui House Ltd.                      1,294,000         16,269,559

           Insurance--0.8%

           Sompo Japan Insurance, Inc.               828,000         11,189,189

           Leisure Equipment
           & Products--1.6%

           Namco Bandai Holdings, Inc.               644,800          9,418,243
           Yamaha Corp.                              796,800         13,238,370
                                                                 --------------
                                                                     22,656,613

           Office Electronics--1.8%

           Canon, Inc.                               430,000         25,137,677

           Pharmaceuticals--1.1%

           Takeda Pharmaceutical Co., Ltd.           290,000         15,675,676

           Wireless Telecommunication
           Services--1.8%

           KDDI Corp.                                  1,971         11,355,418
           NTT DoCoMo, Inc.                            8,800         13,420,317
                                                                 --------------
                                                                     24,775,735

           Total Common Stocks in Japan                             301,807,575


Netherlands--3.4%

           Diversified Financial Services--2.3%

           ING Groep NV CVA                          920,016         31,796,538



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country    Industry          Common Stocks              Held              Value

Netherlands (concluded)

           Food & Staples Retailing--1.1%

           Koninklijke Ahold NV (d)                1,913,938     $   14,290,532
           Koninklijke Ahold NV (a)(b)(d)            285,540          2,150,116
                                                                 --------------
                                                                     16,440,648

           Total Common Stocks in the Netherlands                    48,237,186


Norway--2.9%

           Commercial Banks--1.3%

           DNB NOR ASA                             1,688,651         17,955,750

           Oil, Gas & Consumable Fuels--1.6%

           Statoil ASA                               995,415         22,785,944

           Total Common Stocks in Norway                             40,741,694


Singapore--1.7%

           Commercial Banks--1.0%

           DBS Group Holdings Ltd.                 1,418,000         14,070,844


           Marine--0.7%

           Neptune Orient Lines Ltd.               4,747,000          9,592,206

           Total Common Stocks in Singapore                          23,663,050


South Korea--2.2%

           Diversified Telecommunication
           Services--0.5%

           KT Corp. (a)                              326,926          7,045,255

           Semiconductors & Semiconductor
           Equipment--1.7%

           Samsung Electronics Co., Ltd. (a)          48,604         15,990,716
           Samsung Electronics Co., Ltd.
           (Preference Shares)                        16,000          7,771,677
                                                                 --------------
                                                                     23,762,393

           Total Common Stocks in South Korea                        30,807,648


Spain--1.1%

           Oil, Gas & Consumable Fuels--1.1%

           Repsol YPF SA                             544,652         15,849,117

           Total Common Stocks in Spain                              15,849,117


Sweden--2.0%

           Diversified Financial Services--2.0%

           Investor AB                             1,653,352         28,876,427

           Total Common Stocks in Sweden                             28,876,427


Switzerland--4.1%

           Capital Markets--2.0%

           Credit Suisse Group                       539,367         27,419,545

           Insurance--2.1%

           Zurich Financial Services AG              140,289         29,804,560

           Total Common Stocks in Switzerland                        57,224,105


Taiwan--2.6%

           Commercial Banks--0.5%

           SinoPac Financial Holdings Co., Ltd.   14,813,000          7,148,740

           Computers & Peripherals--1.6%

           Lite-On Technology Corp.               16,432,520         22,390,015

           Semiconductors & Semiconductor
           Equipment--0.5%

           Vanguard International Semiconductor
           Corporation                             9,895,000          7,532,046

           Total Common Stocks in Taiwan                             37,070,801



                                                      Shares
Country    Industry          Common Stocks              Held              Value

United Kingdom--19.7%

           Aerospace & Defense--1.9%

           BAE Systems Plc                         4,157,796    $    27,248,732

           Commercial Banks--7.9%

           Barclays Plc                            2,779,606         29,156,039
           HBOS Plc                                2,017,170         34,387,121
           Lloyds TSB Group Plc                    2,094,816         17,567,684
           Royal Bank of Scotland Group Plc          983,970         29,645,791
                                                                ---------------
                                                                    110,756,635

           Food & Staples Retailing--0.9%

           Boots Group Plc                         1,224,663         12,719,676

           Food Products--1.0%

           Cadbury Schweppes Plc                   1,497,518         14,126,801

           Insurance--3.7%

           Aviva Plc                               1,981,820         23,985,976
           Prudential Plc                          2,959,884         27,947,403
                                                                ---------------
                                                                     51,933,379

           Specialty Retail--1.3%

           Kesa Electricals Plc                    4,110,505         18,347,318

           Transportation
           Infrastructure--1.1%

           BAA Plc                                 1,514,181         16,298,566

           Wireless Telecommunication
           Services--1.9%

           Vodafone Group Plc                     12,511,261         26,955,593

           Total Common Stocks in the
           United Kingdom                                           278,386,700

           Total Common Stocks
           (Cost--$1,147,355,981)--99.7%                          1,406,934,266



                                                  Beneficial
                             Other Interests (e)    Interest

United Kingdom--0.0%

           Electric Utilities--0.0%

           British Energy Plc Deferred Shares    $    70,000                  0

           Total Other Interests
           (Cost--$0)--0.0%                                                   0



                             Short-Term
                             Securities

           Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I (c)            $ 13,966,642         13,966,642



                                                        Face
                                                      Amount

           Time Deposits

           Brown Brothers Harriman & Co.,
              3.30% due 1/03/2006                $        12                 12

           Total Short-Term Securities
           (Cost--$13,966,654)--1.0%                                 13,966,654

           Total Investments
           (Cost--$1,161,322,635*)--100.7%                        1,420,900,920
           Liabilities in Excess of Other Assets--(0.7%)           (10,229,664)
                                                                ---------------
           Net Assets--100.0%                                   $ 1,410,671,256
                                                                ===============



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                          $  1,179,359,249
                                            ================
    Gross unrealized appreciation           $    263,486,223
    Gross unrealized depreciation               (21,944,552)
                                            ----------------
    Net unrealized appreciation             $    241,541,671
                                            ================


(a) Depositary receipts.

(b) Restricted security as to resale, representing 0.2% of net assets, was as follows:

                               Acquisition
    Issue                          Date           Cost          Value

    Koninklijke Ahold NV*       12/11/2003     $1,696,449     $2,150,116

      * Depositary Receipts.


(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $   2,862,246     $76,874
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $(15,525,000)     $ 5,175


(d) Non-income producing security.

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts as of December 31, 2005 were as follows:


    Foreign Currency                           Settlement         Unrealized
    Purchased                                     Date           Depreciation

    AUD 13,313,080                            January 2006       $  (135,810)
                                                                 ------------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$9,900,272)                  $  (135,810)
                                                                 ============



    Foreign Currency                           Settlement         Unrealized
    Sold                                          Date           Appreciation

    EUR    237,133                            January 2006       $        945
                                                                 ------------
    Total Unrealized Appreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$280,718)                    $        945
                                                                 ============


  o Currency Abbreviations

    AUD   Australian Dollar
    EUR   Euro
    USD   U.S. Dollar

    See Notes to Financial Statements.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Statement of Assets and Liabilities

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$1,147,355,993)                     $ 1,406,934,278
           Investments in affiliated securities, at value (identified cost--$13,966,642)                               13,966,642
           Foreign cash (cost--$4,671,244)                                                                              4,671,821
           Cash                                                                                                             5,443
           Unrealized appreciation on forward foreign exchange contracts                                                      945
           Receivables:
               Dividends                                                                       $     3,515,088
               Capital shares sold                                                                   3,017,156
               Securities sold                                                                         772,751          7,304,995
                                                                                               ---------------
           Prepaid expenses                                                                                                37,939
                                                                                                                  ---------------
           Total assets                                                                                             1,432,922,063
                                                                                                                  ---------------

Liabilities

           Unrealized depreciation on forward foreign exchange contracts                                                  135,810
           Payables:
               Securities purchased                                                                 13,888,875
               Capital shares redeemed                                                               5,968,906
               Investment adviser                                                                      808,014
               Other affiliates                                                                        638,076
               Distributor                                                                             287,949
               Distributions to shareholders                                                             2,307         21,594,127
                                                                                               ---------------
           Accrued expenses                                                                                               520,870
                                                                                                                  ---------------
           Total liabilities                                                                                           22,250,807
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 1,410,671,256
                                                                                                                  ===============

Net Assets Consist of

           Paid-in capital                                                                                        $ 1,203,976,347
           Accumulated distributions in excess of investment income--net                       $   (5,424,119)
           Accumulated realized capital losses--net                                               (47,387,461)
           Unrealized appreciation--net                                                            259,506,489
                                                                                               ---------------
           Total accumulated earnings--net                                                                            206,694,909
                                                                                                                  ---------------
           Net Assets                                                                                             $ 1,410,671,256
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $279,109,511 and 10,360,021 shares outstanding++                       $         26.94
                                                                                                                  ===============
           Class B--Based on net assets of $69,594,402 and 2,622,000 shares outstanding++                         $         26.54
                                                                                                                  ===============
           Class C--Based on net assets of $203,438,612 and 7,737,875 shares outstanding++                        $         26.29
                                                                                                                  ===============
           Class I--Based on net assets of $834,678,309 and 30,912,465 shares outstanding++                       $         27.00
                                                                                                                  ===============
           Class R--Based on net assets of $23,850,422 and 890,056 shares outstanding++                           $         26.80
                                                                                                                  ===============

               ++ Unlimited shares of no par value authorized.

                  See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Statement of Operations

For the Six Months Ended December 31, 2005
Investment Income

           Dividends (net of $898,933 foreign withholding tax)                                                    $     9,854,257
           Interest (including $76,874 from affiliates)                                                                    87,932
           Securities lending--net                                                                                          5,175
                                                                                                                  ---------------
           Total income                                                                                                 9,947,364
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     5,116,920
           Account maintenance and distribution fees--Class C                                          929,254
           Transfer agent fees--Class I                                                                744,254
           Account maintenance fees--Class A                                                           334,553
           Account maintenance and distribution fees--Class B                                          328,608
           Transfer agent fees--Class A                                                                241,533
           Accounting services                                                                         218,075
           Transfer agent fees--Class C                                                                208,905
           Custodian fees                                                                              197,184
           Transfer agent fees--Class B                                                                 74,194
           Account maintenance and distribution fees--Class R                                           50,304
           Printing and shareholder reports                                                             48,859
           Registration fees                                                                            45,021
           Professional fees                                                                            34,071
           Trustee's fees and expenses                                                                  23,098
           Transfer agent fees--Class R                                                                 18,180
           Pricing fees                                                                                  8,318
           Other                                                                                        24,770
                                                                                               ---------------
           Total expenses                                                                                               8,646,101
                                                                                                                  ---------------
           Investment income--net                                                                                       1,301,263
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                     60,512,366
               Foreign currency transactions--net                                                    (348,532)         60,163,834
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                     95,567,440
               Foreign currency transactions--net                                                       34,634         95,602,074
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                    155,765,908
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   157,067,171
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Statements of Changes in Net Assets

                                                                                                  For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                  December 31,          June 30,
Increase (Decrease) in Net Assets:                                                                   2005                2005
Operations

           Investment income--net                                                              $     1,301,263    $    21,493,089
           Realized gain--net                                                                       60,163,834        131,787,024
           Change in unrealized appreciation/depreciation--net                                      95,602,074          2,346,124
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    157,067,171        155,626,237
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                             (5,324,212)          (953,888)
               Class B                                                                               (943,196)          (353,852)
               Class C                                                                             (2,745,185)          (890,953)
               Class I                                                                            (18,492,514)       (11,510,390)
               Class R                                                                               (343,070)          (117,226)
           Realized gain--net:
               Class A                                                                            (19,528,047)                 --
               Class B                                                                             (4,826,983)                 --
               Class C                                                                            (13,774,731)                 --
               Class I                                                                            (59,837,586)                 --
               Class R                                                                             (1,455,288)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           shareholders                                                                          (127,270,812)       (13,826,309)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Increase in net assets derived from net capital share transactions                       82,145,491        490,787,300
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                               2,331              7,327
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                            111,944,181        632,594,555
           Beginning of period                                                                   1,298,727,075        666,132,520
                                                                                               ---------------    ---------------
End of period*                                                                                 $ 1,410,671,256    $ 1,298,727,075
                                                                                               ===============    ===============
            * Undistributed (accumulated distributions in excess of) investment income--net    $   (5,424,119)    $    21,122,795
                                                                                               ===============    ===============

              See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Financial Highlights
                                                                                              Class A

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,            For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    26.33   $    23.48    $    17.98   $    20.55   $    22.89
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .03          .50           .25          .39          .23
           Realized and unrealized gain (loss)--net                  3.12***      2.77***          5.70       (2.96)        (.70)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             3.15         3.27          5.95       (2.57)        (.47)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.55)        (.42)         (.45)           --        (.70)
               Realized gain--net                                     (1.99)           --            --           --       (1.17)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (2.54)        (.42)         (.45)           --       (1.87)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    26.94   $    26.33    $    23.48   $    17.98   $    20.55
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return++

           Based on net asset value per share                      12.25%+++       14.29%        33.67%     (12.55%)      (1.42%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.27%*        1.33%         1.33%        1.32%        1.38%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net                                      .19%*        1.94%         1.20%        2.30%        1.19%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  279,110   $  254,207    $   42,238   $   49,395   $   97,769
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                            41%          70%           75%          89%          45%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Includes redemption fees, which are less than $.01 per share.

            ++ Total investment returns exclude the effect of sales charges.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class B

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,            For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    25.94   $    23.24    $    17.84   $    20.57   $    23.09
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net**                             (.08)          .32           .17          .29          .10
           Realized and unrealized gain (loss)--net                  3.07***      2.74***          5.57       (3.02)        (.71)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             2.99         3.06          5.74       (2.73)        (.61)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.40)        (.36)         (.34)           --        (.74)
               Realized gain--net                                     (1.99)           --            --           --       (1.17)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (2.39)        (.36)         (.34)           --       (1.91)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    26.54   $    25.94    $    23.24   $    17.84   $    20.57
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return++

           Based on net asset value per share                      11.78%+++       13.45%        32.65%     (13.27%)      (2.10%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.06%*        2.12%         2.11%        2.06%        2.12%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                             (.61%)*        1.27%          .81%        1.74%         .48%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   69,594   $   62,261    $   19,852   $    5,343   $    2,064
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                            41%          70%           75%          89%          45%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Includes redemption fees, which are less than $.01 per share.

            ++ Total investment returns exclude the effect of sales charges.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class C

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,            For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    25.72   $    23.09    $    17.70   $    20.39   $    22.91
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income (loss)--net**                             (.08)          .37           .29          .17          .09
           Realized and unrealized gain (loss)--net                  3.05***      2.65***          5.41       (2.86)        (.70)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             2.97         3.02          5.70       (2.69)        (.61)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.41)        (.39)         (.31)           --        (.74)
               Realized gain--net                                     (1.99)           --            --           --       (1.17)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (2.40)        (.39)         (.31)           --       (1.91)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    26.29   $    25.72    $    23.09   $    17.70   $    20.39
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return++

           Based on net asset value per share                      11.82%+++       13.41%        32.58%     (13.19%)      (2.10%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.06%*        2.12%         2.14%        2.07%        2.06%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income (loss)--net                             (.60%)*        1.45%         1.38%        1.02%         .47%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  203,439   $  164,317    $   38,608   $    2,672   $    2,285
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                            41%          70%           75%          89%          45%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Includes redemption fees, which are less than $.01 per share.

            ++ Total investment returns exclude the effect of sales charges.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class I

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,            For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance
           Net asset value, beginning of period                   $    26.41   $    23.54    $    18.03   $    20.63   $    22.97
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .06          .52           .31          .30          .29
           Realized and unrealized gain (loss)--net                  3.14***      2.83***          5.71       (2.85)        (.70)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             3.20         3.35          6.02       (2.55)        (.41)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.62)        (.48)         (.51)        (.05)        (.76)
               Realized gain--net                                     (1.99)           --            --           --       (1.17)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (2.61)        (.48)         (.51)        (.05)       (1.93)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    27.00   $    26.41    $    23.54   $    18.03   $    20.63
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return++++

           Based on net asset value per share                       12.40%++       14.59%        34.00%     (12.38%)      (1.14%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.02%*        1.08%         1.08%        1.07%        1.14%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net                                      .44%*        2.07%         1.47%        1.78%        1.42%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  834,678   $  800,990    $  559,530   $  463,071   $  617,289
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                            41%          70%           75%          89%          45%
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Includes redemption fees, which are less than $.01 per share.

            ++ Aggregate total investment return.

          ++++ Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
               Class I Shares are no longer subject to any front-end sales charge.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Financial Highlights (concluded)
                                                                                                 Class R

                                                                         For the Six                              For the Period
                                                                         Months Ended      For the Year Ended   January 3, 2003++
The following per share data and ratios have been derived                December 31,           June 30,           to June 30,
from information provided in the financial statements.                       2005           2005          2004         2003

Per Share Operating Performance

           Net asset value, beginning of period                           $    26.19     $    23.39     $    17.98     $    16.79
                                                                          ----------     ----------     ----------     ----------
           Investment income (loss)--net**                                     (.01)            .50            .52            .32
           Realized and unrealized gain--net                                 3.11***        2.70***           5.38            .87
                                                                          ----------     ----------     ----------     ----------
           Total from investment operations                                     3.10           3.20           5.90           1.19
                                                                          ----------     ----------     ----------     ----------
           Less dividends and distributions:
               Investment income--net                                          (.50)          (.40)          (.49)             --
               Realized gain--net                                             (1.99)             --             --             --
                                                                          ----------     ----------     ----------     ----------
           Total dividends and distributions                                  (2.49)          (.40)          (.49)             --
                                                                          ----------     ----------     ----------     ----------
           Net asset value, end of period                                 $    26.80     $    26.19     $    23.39     $    17.98
                                                                          ==========     ==========     ==========     ==========

Total Investment Return

           Based on net asset value per share                              12.13%+++         14.03%         33.43%       7.09%+++
                                                                          ==========     ==========     ==========     ==========

Ratios to Average Net Assets

           Expenses                                                           1.52%*          1.58%          1.60%         1.55%*
                                                                          ==========     ==========     ==========     ==========
           Investment income (loss)--net                                     (.06%)*          1.96%          2.34%         3.04%*
                                                                          ==========     ==========     ==========     ==========

Supplemental Data

           Net assets, end of period (in thousands)                       $   23,850     $   16,951     $    5,905        --+++++
                                                                          ==========     ==========     ==========     ==========
           Portfolio turnover                                                    41%            70%            75%            89%
                                                                          ==========     ==========     ==========     ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Includes redemption fees, which are less than $.01 per share.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch International Value Fund (the "Fund") is a series of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs and existing Class I shareholders. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust, on behalf of the Fund, has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Notes to Financial Statements (continued)


FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. FAM has entered into Sub-Advisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), affiliated investment advisers that are indirect subsidiaries of ML & Co. The Sub-Advisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $ 10,096          $ 138,908
Class I                                     $    786          $     404


For the six months ended December 31, 2005, MLPF&S received contingent deferred sales charges of $14,583 and $20,024 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $41,068 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2005.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2005, MLIM, LLC received $2,130 in security lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within transfer agent fees in the Statement of Operations.

For the six months ended December 31, 2005, the Fund reimbursed FAM $13,846 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were $557,645,086 and $568,728,253, respectively.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $82,145,491 and $490,787,300 for the six months ended December 31, 2005 and for the year ended, June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                1,191,309    $    31,786,182
Automatic conversion of shares               157,039          4,181,760
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             884,011         23,605,077
                                     ---------------    ---------------
Total issued                               2,232,359         59,573,019
Shares redeemed                          (1,526,274)       (40,583,398)
                                     ---------------    ---------------
Net increase                                 706,085    $    18,989,621
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                3,016,135    $    76,038,050
Automatic conversion of shares               185,640          4,674,577
Shares issued resulting from
   reorganization                          6,689,495        149,572,748
Shares issued to shareholders in
   reinvestment of dividends                  39,715            898,017
                                     ---------------    ---------------
Total issued                               9,930,985        231,183,392
Shares redeemed                          (2,076,121)       (52,055,114)
                                     ---------------    ---------------
Net increase                               7,854,864    $   179,128,278
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  616,379    $    16,181,897
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             205,987          5,424,023
                                     ---------------    ---------------
Total issued                                 822,366         21,605,920
                                     ---------------    ---------------
Automatic conversion of shares             (159,465)        (4,181,760)
Shares redeemed                            (441,510)       (11,622,665)
                                     ---------------    ---------------
Total redeemed                             (600,975)       (15,804,425)
                                     ---------------    ---------------
Net increase                                 221,391    $     5,801,495
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,667,483    $    41,690,456
Shares issued resulting from
   reorganization                            683,941         15,152,519
Shares issued to shareholders in
   reinvestment of dividends                  15,432            335,808
                                     ---------------    ---------------
Total issued                               2,366,856         57,178,783
                                     ---------------    ---------------
Automatic conversion of shares             (187,857)        (4,674,577)
Shares redeemed                            (632,514)       (15,904,272)
                                     ---------------    ---------------
Total redeemed                             (820,371)       (20,578,849)
                                     ---------------    ---------------
Net increase                               1,546,485    $    36,599,934
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                1,605,250    $    41,758,101
Shares issued to shareholders in
   reinvestment  of dividends and
   distributions                             587,241         15,322,598
                                     ---------------    ---------------
Total issued                               2,192,491         57,080,699
Shares redeemed                            (842,215)       (21,932,964)
                                     ---------------    ---------------
Net increase                               1,350,276    $    35,147,735
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                5,094,114    $   125,104,120
Shares issued resulting from
   reorganization                            522,287         11,476,831
Shares issued to shareholders in
   reinvestment of dividends                  38,730            835,790
                                     ---------------    ---------------
Total issued                               5,655,131        137,416,741
Shares redeemed                            (939,322)       (23,474,119)
                                     ---------------    ---------------
Net increase                               4,715,809    $   113,942,622
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                2,598,390    $    69,340,218
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           2,828,499         75,709,098
                                     ---------------    ---------------
Total issued                               5,426,889        145,049,316
Shares redeemed                          (4,840,340)      (129,268,265)
                                     ---------------    ---------------
Net increase                                 586,549    $    15,781,051
                                     ===============    ===============



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Notes to Financial Statements (concluded)



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                7,976,396    $   203,555,648
Shares issued resulting from
   reorganization                          5,054,773        113,227,053
Shares issued to shareholders in
   reinvestment of dividends                 491,341         10,991,995
                                     ---------------    ---------------
Total issued                              13,522,510        327,774,696
Shares redeemed                          (6,964,707)      (176,506,186)
                                     ---------------    ---------------
Net increase                               6,557,803    $   151,268,510
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  289,752    $     7,663,702
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              67,458          1,792,621
                                     ---------------    ---------------
Total issued                                 357,210          9,456,323
Shares redeemed                            (114,368)        (3,030,734)
                                     ---------------    ---------------
Net increase                                 242,842    $     6,425,589
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  586,056    $    14,728,902
Shares issued to shareholders in
   reinvestment of dividends                   5,354            117,095
                                     ---------------    ---------------
Total issued                                 591,410         14,845,997
Shares redeemed                            (196,639)        (4,998,041)
                                     ---------------    ---------------
Net increase                                 394,771    $     9,847,956
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


6. Commitments:
At December 31, 2005, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to sell a foreign currency with an approximate value of $499,000.


7. Capital Loss Carryforward:
On June 30, 2005, the Fund had a capital loss carryforward of $58,864,370, of which $16,139,328 expires in 2009 and $42,725,042 expires in 2010. Subject to limitations, this amount will be available to offset like amounts of future gains.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Fund's Board of Directors is a non-interested director as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P., (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund, and of certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are independent directors. New Director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. The Board and the Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreements--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement with respect to the Fund (the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board also annually reviews and considers approval of the sub-advisory agreement between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to the Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution;
(b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to institutional clients under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund (including the related benefits to the Investment Adviser of "soft dollars"), the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser, the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and sub-advisory agreement, in November 2005, the independent directors' and Board's review included the following:

The Investment Adviser's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Fund - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the second quintile for each of the one- and five-year periods and in the fourth quintile for the three-year period. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the investment objectives and strategies of the Fund. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Macmillan has more than ten years' experience and Mr. Weatherston has more than five years' experience analyzing and investing in equity securities; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients with similar investment mandates and noted that the fees charged by the Investment Adviser to the institutional clients were less than those being charged to the Fund, but determined that the Investment Adviser provided less extensive services to the institutional clients. The Board noted that Fund's contractual and actual management fee rates were equal to the median management fees charged by comparable funds, as determined by Lipper, while total expenses were higher than the median total expenses charged by such comparable funds. The Board has concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that while there was no evidence that the Fund's assets had reached a level where such economies are effectively available, and the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the Board of the Fund including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Donald C. Burke, Vice President and Treasurer
James A. Macmillan, Vice President and Senior
   Portfolio Manager
Rob Weatherston, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2006, Stephen B. Swensrud retired as Trustee of Merrill Lynch International Value Fund of Mercury Funds II. The Fund's Board of Trustees wishes Mr. Swensrud well in his retirement.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH INTERNATIONAL VALUE FUND                        DECEMBER 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Value Fund of Mercury Funds II


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: February 21, 2006